EXHIBIT 32.1

                                  CERTIFICATION

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
Code)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Zoom Technologies, Inc., a Delaware corporation (the "Company"), does hereby certify, to the best of such officer's knowledge and belief, that:

(1) The Annual Report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-K fairly presents, in all materials respects, the financial condition and results of operations of the Company.



Dated:  March 29, 2004                       /s/ Frank B. Manning
                                            ------------------------------------
                                            Frank B. Manning
                                            Chief Executive Officer

                                  EXHIBIT 32.2

                                  CERTIFICATION

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
Code)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Zoom Technologies, Inc., a Delaware corporation (the "Company"), does hereby certify, to the best of such officer's knowledge and belief, that:

(1) The Annual Report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-K fairly presents, in all materials respects, the financial condition and results of operations of the Company.


Dated:  March 29, 2004                       /s/ Robert A. Crist
                                            ------------------------------------
                                            Robert A. Crist
                                            Chief Financial Officer